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EXHIBIT 99.1
                                 ALLIS-CHALMERS
                                 --------------



PRESS RELEASE
                                                        Contact: Victor M. Perez
                                                                  (713) 369-0550
FOR IMMEDIATE RELEASE

HOUSTON, TEXAS, August 16, 2004 - Allis-Chalmers Corporation (OTC Bulletin
Board: ALHS) today announced net income for the second quarter of 2004 attributed to common shares of $434,000 or $0.04 per share (diluted), on revenues of $11.4 million. This compares to a net loss attributed to common shares of $422,000, or $(0.11) per share (diluted), on revenues of $7.3 million for the second quarter of 2003. Allis-Chalmers reported net income for the first six months of 2004 attributed to common shares of $935,000, or $0.11 per share (diluted), on revenues of $21.1 million. This compares to a net loss attributed to common shares of $763,000, or $(0.19) per share (diluted), on revenues of $14.3 million for the first six months of 2003.

The Company announced that net income increased for the second quarter and the first six months of 2004, compared to the 2003 periods, principally due to increased revenues for its compressed air drilling segment and its directional drilling segment.

Munawar H. Hidayatallah, the Company's Chairman and Chief Executive Officer stated, "We are very pleased with the improvement in operating results. We are also encouraged by the progress we're making in improving our capital structure and increasing our financial flexibility to support the growth of our existing businesses and make acquisitions."

ALLIS-CHALMERS CORPORATION PROVIDES A VARIETY OF PRODUCTS AND SERVICES TO THE OIL AND NATURAL GAS DRILLING INDUSTRY THROUGH ITS SUBSIDIARIES JENS' OILFIELD SERVICE, INC., WHICH SUPPLIES HIGHLY SPECIALIZED EQUIPMENT AND OPERATIONS TO INSTALL CASING AND PRODUCTION TUBING REQUIRED TO DRILL AND COMPLETE OIL AND GAS WELLS, STRATA DIRECTIONAL TECHNOLOGY, INC., WHICH PROVIDES HIGH-END DIRECTIONAL AND HORIZONTAL DRILLING SERVICES FOR SPECIFIC TARGETED RESERVOIRS THAT CANNOT BE REACHED VERTICALLY, AND ITS JOINT VENTURE, AIRCOMP LLC WHICH PROVIDES AIR DRILLING SERVICES TO NATURAL GAS EXPLORATION OPERATIONS.

FORWARD LOOKING STATEMENTS
--------------------------

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING ALLIS-CHALMERS CORPORATION'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. WORDS SUCH AS EXPECTS, ANTICIPATES, INTENDS, PLANS, BELIEVES, SEEKS, ESTIMATES AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE.

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ALTHOUGH FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT THE GOOD FAITH
JUDGMENT OF MANAGEMENT, SUCH STATEMENTS CAN ONLY BE BASED ON FACTS AND FACTORS CURRENTLY KNOWN TO MANAGEMENT. CONSEQUENTLY, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES IN RESULTS AND OUTCOMES INCLUDE, BUT ARE NOT LIMITED TO, DEMAND FOR OIL AND NATURAL GAS DRILLING SERVICES IN THE AREAS AND MARKETS IN WHICH THE COMPANY OPERATES, COMPETITION, OBSOLESCENCE OF PRODUCTS AND SERVICES, THE COMPANY'S ABILITY TO OBTAIN FINANCING TO SUPPORT ITS OPERATIONS, ENVIRONMENTAL AND OTHER CASUALTY RISKS, AND THE IMPACT OF GOVERNMENT REGULATION. FURTHER INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT MAY IMPACT THE COMPANY ARE
SET FORTH IN THE COMPANY'S MOST RECENT FILINGS ON FORM 10K (INCLUDING WITHOUT LIMITATION IN THE "RISK FACTORS" SECTION) AND FORM 10-Q, AND IN THE COMPANY'S OTHER SEC FILINGS AND PUBLICLY AVAILABLE DOCUMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE
OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE.

                                    * * * * *
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

                                          ALLIS-CHALMERS CORPORATION
                                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (in thousands, except per share)

                                                       Three Months Ended            Six Months Ended
                                                             June 30,                     June 30,
                                                       2004           2003          2004           2003
                                                    ---------      ---------      ---------      ---------
                                                              (in thousands, except per share)
Revenues                                            $ 11,422       $  7,340       $ 21,083       $ 14,339
Cost of sales                                          8,340          5,410         15,729         10,405
                                                    ---------      ---------      ---------      ---------

   Gross Profit                                        3,082          1,930          5,354          3,934

General and administrative expense                     1,853          1,020          2,956          2,001
                                                    ---------      ---------      ---------      ---------

   Income/ (loss) from operations                      1,229            910          2,398          1,933

Other Income (expense)
   Interest income                                        --             --             --             --
   Interest expense                                     (499)          (843)        (1,068)        (1,480)
   Other                                                  18           (186)           205           (174)
   Minority interest                                    (161)          (124)          (256)          (311)
                                                    ---------      ---------      ---------      ---------

Net income/(loss) before income taxes                    587           (243)         1,279            (32)
                                                    ---------      ---------      ---------      ---------

   Provision for income taxes                            117             92            220            250
                                                    ---------      ---------      ---------      ---------

Net income/ (loss)                                       470           (335)         1,059           (282)
                                                    ---------      ---------      ---------      ---------

   Preferred stock dividend                              (36)           (87)          (124)          (481)
                                                    ---------      ---------      ---------      ---------

Net income/ (loss) attributed to common shares      $    434       $   (422)      $    935       $   (763)
                                                    =========      =========      =========      =========

Net income/ (loss) per common share  basic          $   0.07       $  (0.11)      $   0.18       $  (0.19)
                                                    =========      =========      =========      =========

Net income/ (loss) per common share  diluted        $   0.04       $  (0.11)      $   0.11       $  (0.19)
                                                    =========      =========      =========      =========

Weighted average number of common shares
outstanding
     Basic                                             6,253          3,927          5,077          3,927
                                                    =========      =========      =========      =========

    Diluted                                           10,237          3,927          8,394          3,927
                                                    =========      =========      =========      =========

                                     This interim statement is unaudited.

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

ALLIS-CHALMERS CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)
                                                                        June 30,         December 31,
                                                                          2004               2003
                                                                      -------------      -------------
ASSETS
Cash and cash equivalents                                             $        485       $      1,299
Trade receivables, net                                                      10,305              8,823
Lease receivable, current                                                      180                180
Deferred offering costs                                                      2,650                  -
Prepaids and other current assets                                            1,137                887
                                                                      -------------      -------------
   Total current assets                                                     14,757             11,189

Property and equipment, net                                                 27,234             26,339
Goodwill                                                                     7,661              7,661
Other intangible assets, net                                                 2,054              2,290
Debt issuance costs, net                                                       612                567
Lease receivable                                                               664                787
Other assets                                                                    79                 40
                                                                      -------------      -------------
      Total assets                                                    $     53,061       $     48,873
                                                                      =============      =============
LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt                                  $      4,848       $      5,150
Trade accounts payable                                                       3,391              3,133
Accrued salaries, benefits and payroll taxes                                   677                591
Accrued interest                                                               212                152
Accrued expenses                                                             1,332              1,761
Accounts payable, related parties                                              541                787
                                                                      -------------      -------------
    Total current liabilities                                               11,001             11,574

Accrued postretirement benefit obligations                                     520                545
Long-term debt, net of current maturities                                   26,163             27,083
Other long-term liabilities                                                    129                270
Redeemable warrants                                                          1,500              1,500
Redeemable convertible preferred stock                                           -              4,171
                                                                      -------------      -------------
    Total liabilities                                                       39,313             45,143

Commitments and Contingencies (Note 9 and Note 19)

Minority interests                                                           2,782              2,523

COMMON SHAREHOLDERS' EQUITY
   Common stock, $.01 par value (20,000,000 shares authorized;
     6,264,758 and 3,926,668 issued and outstanding, respectively)              63                 39
   Capital in excess of par value                                           18,593              9,793
   Accumulated (deficit)                                                    (7,690)            (8,625)
                                                                      -------------      -------------
    Total shareholders' equity                                              10,966              1,207
                                                                      -------------      -------------
    Total liabilities and shareholders' equity                        $     53,061       $     48,873
                                                                      =============      =============

                                This interim statement is unaudited.

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

                                     ALLIS-CHALMERS CORPORATION
                                CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (in thousands)

                                                                               Six Months Ended
                                                                                    June 30,
                                                                               2004          2003
                                                                             --------      --------
Cash flows from operating activities:
Net income (loss)                                                            $ 1,059       $  (282)
Adjustments to reconcile net (loss) to net
  cash provided by operating activities:
Depreciation and amortization expense                                          1,389         1,380
Fair value of warrant issued to consultant                                        14            --
(Gain) loss on sale of fixed assets                                               --           181
Amortization of discount on debt                                                 109           367
Minority interest in income of subsidiary                                        256           311
Changes in working capital:
     Decrease (increase) in accounts receivable                               (1,482)       (1,597)
     Decrease (increase) in other current assets                                (250)         (619)
     Decrease (increase) in other assets                                          84            35
     Decrease (increase) in lease deposit                                         --           525
     (Decrease) increase in accounts payable                                     258         1,385
     (Decrease) increase in accrued interest                                      60           468
     (Decrease) increase in accrued expenses                                    (429)         (393)
     (Decrease) increase in other long-term liabilities                         (141)           --
     (Decrease) increase in accrued employee benefits and payroll taxes         (185)          (88)
                                                                             --------      --------
Net cash provided by operating activities                                        742         1,673

Cash flows from investing activities:
    Proceeds from sale of fixed assets                                            --           700
    Purchase of equipment                                                     (1,879)         (821)
                                                                             --------      --------
Net cash provided (used) by investing activities                              (1,879)         (121)

Cash flows from financing activities:
     Proceeds from issuance of common stock, net                               1,865            --
     Repayments of long-term debt                                             (1,331)       (1,668)
     Debt issuance costs                                                        (211)           --
                                                                             --------      --------
Net cash provided (used) by financing activities                                 323        (1,668)
                                                                             --------      --------
Net increase (decrease) in cash and cash equivalents                            (814)         (116)

Cash and cash equivalents at beginning of year                                 1,299           146
                                                                             --------      --------
Cash and cash equivalents at end of period                                   $   485       $    30
                                                                             ========      ========

Supplemental information - interest paid                                     $ 1,068       $ 1,480
                                                                             ========      ========

                                This interim statement is unaudited.